USA Mutuals All Seasons Fund

Institutional Class – UNAVX

Class Z – ZNAVX*

*Class Z Shares are not currently offered for sale.

USA Mutuals Vice Fund

Institutional Class – VICVX

Investor Class – VICEX

Class A – VICAX

Class C – VICCX

Each a series of Northern Lights Fund Trust IV

Supplement dated February 24, 2023

To the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) of USA Mutuals All Season Fund (the “All Seasons Fund”) and USA Mutuals Vice Fund (the “Vice Fund”) dated July 29, 2022

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Effective immediately, Arnold Englander serves as co-portfolio manager of the All Seasons Fund with Paul Strehle.

The following replaces the first paragraph under the heading “Portfolio Managers” on page 5 of the Prospectus and first paragraph under the heading “Portfolio Managers” on page 4 of the Summary Prospectus:

Portfolio Managers: Paul Strehle and Arnold Englander serve as co-portfolio managers to the All Seasons Fund where they are primarily responsible for the day-to-day management of the All Seasons Fund. Mr. Strehle has served the All Seasons Fund as Portfolio Manager since it commenced operations in 2021. Mr. Englander has served the All Seasons Fund since February 2023.

The following paragraphs replace the first paragraph on page 18 of the Prospectus under the heading “Portfolio Managers”:

Portfolio Managers: Paul Strehle has served as Portfolio Manager of the Funds since 2021. He is primarily responsible for the Vice Fund’s day-to-day management. Arnold Englander, Ph.D., has served as Portfolio Manager of the All Seasons Fund since February 2023. Mr. Strehle and Mr. Englander are primarily responsible for the All Season Fund’s day-to-day management.

Mr. Strehle serves as a Portfolio Manager at the Adviser. Previously, Mr. Strehle was a portfolio manager at Fort Point Capital Partners from 2015 to 2020. Prior to that, Mr. Strehle was a Principal at the Carlyle Group on the quantitative market strategies team. In addition, Mr. Strehle has also been an options trader and portfolio manager at Goldman Sachs and the Hermitage Group. He was also Global Head of Solutions at RTS Realtime Systems (a Bloomberg company) and served on the firm’s management board. Mr. Strehle graduated from Lawrence University. He holds the Series 3, 7, 30, 63 and 65 securities licenses.

Mr. Englander has 35+ years’ experience in various branches of engineering and R&D management during which time he has pursued a central theme: Developing methods for estimating the behavior of random processes that are widely believed to be highly unpredictable. Mr. Englander has applied these methods to video compression, Internet traffic management, quantitative financial trading, and the optimization of inter-planetary space-probe trajectories. Mr. Englander’s engineering and R&D management career has included large corporations and entrepreneurial starts ups. Mr. Englander has a Masters of Architecture (M. Arch.) and a Masters of Electrical Engineering (M.S.E.E) from Yale and a Ph.D. in Electrical and Computer Engineering from the University of New Hampshire.

The following disclosure replaces the first paragraph under the heading “PORTFOLIO MANAGERS” on page 32 of the SAI:

Paul Strehle serves as Portfolio Manager of the Funds and is responsible for the portfolio management of and investment research for each Fund. Arnold Englander serves as Co-Portfolio Manager of the All Seasons Fund and is responsible for the portfolio management of and investment research for All Seasons Fund. As of March 31, 2022 (except where otherwise noted), the Portfolio Managers were responsible for the portfolio management of the following types of accounts in addition to the Funds.

The following disclosure is added to the tables on page 31 of the SAI:

Arnold Englander*

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

* As of February 16, 2023. Assets under management include investment allocations to other funds advised by portfolio manager’s advisory firm.

The following replaces the sentence under the heading Compensation on page 32 of the SAI:

Each Portfolio Manager is paid a minimum base salary with increases based on each Fund’s net assets.

The following replaces the information under the heading Ownership of Securities on page 33 of the SAI:

The following table shows the dollar range of equity securities owned by the Portfolio Managers in each Fund as of March 31, 2022 (except where otherwise noted).

Name of Portfolio Manager	Dollar Range of Equity Securities in Vice Fund	Dollar Range of Equity Securities in All Seasons Fund
Paul Strehle	None	$501,001-$1,000,000
Arnold Englander*	N/A	$101,001-$500,000

*As of February 16, 2023.

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The following table replaces the Performance Table on page 5 of the Prospectus to reflect the deduction of sales charges from the Vice Fund’s Class A Return Before Taxes:

Performance Table

Average Annualized Total Returns

(For periods ended December 31, 2021)

	One Year	Five Years	Ten Years	Since Inception(1)
Investor Class
Return Before Taxes	(1.30)%	4.09%	8.27%	8.24%
Return After Taxes on Distributions	(4.64)%	2.74%	6.97%	7.46%
Return After Taxes on Distributions and Sale of Fund Shares	1.48%	3.14%	6.61%	6.97%
Institutional Class
Return Before Taxes	(1.07)%	4.39%	N/A	4.23%
Class A
Return Before Taxes	(6.94)%	2.84%	7.61%	7.79%
Class C
Return Before Taxes	(2.03)%	3.34%	7.47%	7.65%
MSCI All Country World Index Gross (reflects no deductions for fees, expenses or taxes)	19.04%	14.97%	12.44%	9.80%
(1)	Investor Class Shares commenced operations on August 30, 2002. Institutional Class Shares commenced operations on April 1, 2014. Class A and Class C Shares commenced operations on December 8, 2011.

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You should read this Supplement in conjunction with the Funds’ Prospectus, Summary Prospectus and SAI dated July 29, 2022 which provide information that you should know about the Fund before investing. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.usamutuals.com or by calling 1-866-264-8783.